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MFS(R) Capital Opportunities Fund               MFS(R) Mid Cap Growth Fund
MFS(R) Research Fund                            MFS(R) Money Market Fund



                                                              December 14, 2001

The deadline to vote is Thursday, December 27, 2001. The funds have committed many hours and resources to this, but these efforts will essentially be in vain if we do not get your vote.

                     YOUR VOTE IS CRITICAL. PLEASE VOTE NOW.

The reason for these proactive measures is to ensure that the funds meet the two-thirds vote requirement necessary for the adoption of an amended restated Declaration of Trust. We cannot emphasize enough how important it is to vote on this matter. This Declaration will give us the flexibility to provid e you and all other shareholders with the state-of-the-art investment vehicle you have come to expect from MFS. We would be happy to answer any questions regarding this proposal. You may reach us at 1-888-832-5695, Monday through Friday from 9 a.m. to 11 p.m. and Saturday from 12 a.m. to 6 p.m. EST.

Please assist MFS by voting now. You can choose whichever option below is most convenient for you:

1.        By phone (with a representative):
          Call toll free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. and Saturday from noon to 6 p.m. Eastern time.

2.        By Internet
          Go to www.proxyweb.com anytime, and enter the control number on your proxy card.

3.        By fax
          Fax your completed proxy card toll free to 1-800-733-1885 anytime.

4.        By touch-tone phone
          Call toll free 1-888-221-0697 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

5.        By mail
          Complete your proxy card, and return it in the enclosed postage-paid envelope. Due to recent events with the delay of mail, please utilize any of above options to register your vote in time for the meeting.

We appreciate your help and patience regarding this matter.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12

MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Mid Cap Growth Fund and MFS(R)Money Market Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)Research Fund; and MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund;
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ] No fee required

       [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.

       (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)   Proposed   maximum    aggregate   value   of   transaction:
--------------------------------------------------------------------------------
       (5)   Total Fee Paid:
--------------------------------------------------------------------------------
       [  ]  Fee  paid  previously  with  preliminary  materials.
--------------------------------------------------------------------------------
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:
--------------------------------------------------------------------------------
       (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)   Filing Party:
--------------------------------------------------------------------------------
       (4)   Date Filed:
--------------------------------------------------------------------------------

                                        December 21, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Mid Cap Growth Fund and MFS(R)Money Market Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)Research Fund; and MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund (each a "Fund")

  Ladies and Gentlemen:

     On behalf of each Trust, enclosed herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 101 of Regulation ST is a definitive copy of additional solicitation materials mailed to shareholders with respect to each Fund's Special Meetings of Shareholders adjourned until December 27, 2001.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,




                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures